Exhibit 32.1

                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


 In connection with the Quarterly Report of Home Products International, Inc. (the "Company") on Form 10-Q for the period ended September 27, 2003 as filed with the Securities and Exchange Commission on November 11, 2003, I, James R. Tennant, Chief Executive Officer and Chairman of the Board of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

 (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

 (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


 /s/ JAMES R. TENNANT
 --------------------
 James R. Tennant
 Chief Executive Officer and Chairman of the Board
 November 11, 2003


 A signed original of this written statement required by Section 906 has been provided to Home Products International, Inc. and will be retained by Home Products International, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.